Company Name
Street Address
City, State Zip

Re: Genta Incorporated: Note Conversion and Amendment to Consent Agreement

Ladies and Gentlemen:

The Board of Directors of Genta Incorporated (the “Company”) deems it advisable and in the best interests of the Company and its stockholders to encourage you to convert a greater portion of the outstanding principal amount of your 2008 Note (as defined below) into shares of the Company’s Common Stock than you are currently permitted to convert pursuant to the terms of the 2008 Note.  In order to authorize the conversion of the outstanding principal amount of your 2008 Note and induce you to convert your 2008 Note, the Company hereby proposes to amend the Consent Agreement (as defined below) to remove certain limitations on conversion and make other changes as outlined below.

Background

As you are aware, on June 5, 2008, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”), with certain accredited institutional investors (the “2008 Note Holders”) for a private placement of senior secured convertible notes totaling in the aggregate of up to $40 million in gross proceeds (the “2008 Financing”).  The Company closed on approximately $20 million of such Notes on June 9, 2008.  On June 9, 2008, in connection with the 2008 Financing, the Company issued a form of senior secured convertible promissory note due June 9, 2010 to the 2008 Note Holders (the “2008 Note”). For purposes of this letter agreement, references to the 2008 Note(s) refers to the 2008 Notes issued in June 2008, and not the 2008 Notes issued as payment in kind in lieu of cash interest payments (“2008 PIK Notes”).

In addition, as you are also aware, on April 2, 2009 the Company closed on a securities purchase agreement, with certain accredited institutional investors listed on the signature page thereto (the “2009 Note Holders”), to place up to $12 million of senior secured convertible notes and corresponding warrants to purchase common stock with such 2009 Note Holders (the “2009 Financing”).  The Company closed with gross proceeds of approximately $6 million of such notes and warrants.  In connection with the 2009 Financing, the Company and each of the 2008 Note Holders entered into a Consent Agreement, dated April 2, 2009 (the “Consent Agreement”), whereby the 2008 Note Holders, for all purposes and in all respects under the Securities Purchase Agreement, consented to the 2009 Financing and transactions contemplated thereby.

Pursuant to Section 5(a) of the Consent Agreement, no 2008 Note Holder may convert any of such holder’s 2008 Notes on any day to the extent that, together with all prior conversions under such 2008 Notes following the Effective Date (as defined therein), the total amount of such 2008 Notes that has been converted since the Effective Date exceeds (A) 10% of the principal amount of such 2008 Notes on the Effective Date multiplied by (B) the number of whole or partial calendar weeks since the Effective Date.

The Company hereby requests your approval and consent as a 2008 Note Holder to effect the proposal below.  However, if the consent of holders of at least 95% in outstanding principal amount of the 2008 Notes (the “Requisite Approval”), is not obtained, then your consent and the changes reflected in the proposal below shall not be effective.

Proposal

1.           Subject to the receipt of the Requisite Approval, by signing below, (except that the conversion provisions of this Section 1 shall not apply to the June 2008 holdings of Dr. Raymond P. Warrell, Jr. and Dr. Loretta M. Itri), you agree:

a.           to convert the entire outstanding principal amount of your 2008 Note, subject to the limitations on conversion in Section 3.4 of your 2008 Notes and Section 5(b) of the Consent Agreement, on May 22, 2009 (the “Initial Conversion Date”).  You agree to deliver, concurrently with the delivery of your signature to this letter, a Notice of Conversion in the form attached to this letter as Exhibit A, which notice of conversion shall be irrevocable, shall be effective as of May 22, 2009 and shall constitute your irrevocable instruction to convert, on May 22, 2009, the entire outstanding principal amount of your 2008 Notes, subject to the limitations on conversion in Section 3.4 of your 2008 Notes and Section 5(b) of the Consent Agreement;

b.           to the extent any of the principal amount of your 2008 Note remains outstanding following the Initial Conversion Date, to convert any additional outstanding principal amount of your 2008 Notes, subject to the conversion limitations contained in Section 3.4 and Section 5(b) of the Consent Agreement, on May 26, 2009.  You agree to deliver, concurrently with the delivery of your signature to this letter, a Notice of Conversion in the form attached to this letter as Exhibit B, which notice of conversion shall be irrevocable, shall be effective as of May 26, 2009 and shall constitute your irrevocable instruction to convert, on May 26, 2009, the entire outstanding principal amount of your 2008 Notes, subject to the limitations on conversion in Section 3.4 of your 2008 Notes and Section 5(b) of the Consent Agreement; and

c.           not to sell, assign or transfer any of the shares of Common Stock received upon conversion of your 2008 Notes, or any interest therein, during the period beginning on the effective date of this letter and ending at 11:59 pm EDT May 28, 2009.

2.           Upon the receipt of the Requisite Approval, the parties hereby agree as follows:

a.           Section 5(a) of the Consent Agreement is hereby deleted in its entirety and replaced with the following:

“(a)           [Intentionally Omitted]”

b.           Section 5(b) of the Consent Agreement is hereby deleted in its entirety and replaced with the following:

“(b)           that until the earlier of (A) 105 days following the Effective Date and (B) the Authorization Date (as defined in the Purchase Agreement) such Holder shall not convert any 2008 PIK Notes into shares of Common Stock and shall not assert its rights arising out of any event of default arising under Section 2.1(g) of the 2008 Note(s).”

c.           The second sentence of Section 11 of the Consent Agreement is hereby deleted in its entirety and replaced with the following sentence:

“No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the Holders of at least two-thirds of the then outstanding and unexercised Purchase Rights and the then outstanding principal amount of New Notes issued upon exercise of the Purchase Rights (together, as one class).”

3.           Dr. Warrell and Dr. Itri further agree not to convert such portion of the 2008 Notes beneficially held by each of them as necessary in order for the Company to authorize and reserve a sufficient number of unissued shares to cover the conversions set forth under Section 1 above and the conversion of all of the 2008 Notes, in each case, other than those held by Dr. Warrell and Dr. Itri.

4.           Except as specifically stated above, all other terms and provisions of the Consent Agreement shall remain in full force and effect.

[Signature Page Follows]

Please indicate your agreement to convert the outstanding principal amount of your 2008 Note, and to amend the Consent Agreement in accordance with the proposal set forth above, by countersigning this letter and returning it to the undersigned.

Very truly yours,

GENTA INCORPORATED

___________________________________
By:
Name:
Title:

Date: May [   ], 2009

Acknowledged and Agreed as of
the date first set forth above

INVESTOR

___________________________________
By:
Name:
Title:

Date: May [   ], 2009

Exhibit A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $ *see footnote________________ of the principal amount of the above Note No. ___ into shares of Common Stock of Genta Incorporated (the “Maker”) according to the conditions hereof, as of the date written below.

Date of Conversion      May 22, 2009

Applicable Conversion Price _______________________________________

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the Date of Conversion: _________________________ ** see footnote

Signature___________________________________________________________________________________

[Name]

Address:____________________________________________________________________________________

___________________________________________________________________________________________

*  The undersigned hereby irrevocably elects to convert, on May 22, 2009, the entire outstanding principal amount of the above-referenced Note held by the undersigned, subject to the limitations on conversion in Section 3.4 of said Note and Section 5(b) of the Consent Agreement dated April 2, 2009 by and among the Company, the undersigned and the other parties thereto.

** Reflects ownership as of 5:30 pm EDT on May 21, 2009.  The undersigned hereby undertakes to notify the Company if there is any change in the number of shares of Common Stock held by the undersigned between May 21, 2009 and 5:30 pm EDT on May 22, 2009, other than directly as a result of the conversion described herein.

Exhibit B

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $ _* see footnote_______________ of the principal amount of the above Note No. ___ into shares of Common Stock of Genta Incorporated (the “Maker”) according to the conditions hereof, as of the date written below.

Date of Conversion      May 26, 2009

Applicable Conversion Price _______________________________________

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the Date of Conversion: _________________________  ** see footnote

Signature___________________________________________________________________________________

[Name]

Address:____________________________________________________________________________________

___________________________________________________________________________________________

*  The undersigned hereby irrevocably elects to convert, on May 26, 2009, the entire outstanding principal amount of the above-referenced Note held by the undersigned, subject to the limitations on conversion in Section 3.4 of said Note and Section 5(b) of the Consent Agreement dated April 2, 2009 by and among the Company, the undersigned and the other parties thereto.

** Reflects ownership as of 5:30 pm EDT on May 21, 2009.  The undersigned hereby undertakes to notify the Company if there is any change in the number of shares of Common Stock held by the undersigned between May 21, 2009 and 5:30 pm EDT on May 26, 2009, other than directly as a result of the conversion described herein and the conversion effected by the undersigned effective as of May 22, 2009.